                               CONSENT OF COUNSEL

     We consent to the use of our name in the second paragraph under the caption "Experts" in the prospectus, which constitutes a part of the Registration Statement for the Common Stock of Introgen Therapeutics, Inc. on Form S-1.

                                          By: /s/  DAVID PARKER

                                            ------------------------------------
                                            David Parker
                                            Arnold, White & Durkee

Austin, Texas

October 14, 1996